UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      February 21 , 2008

CITIZENS COMMUNITY BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	001-33003	20-5120010
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2174 EastRidge Center, Eau Claire, Wisconsin	54701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (715) 836-9994

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events

         (e) On February 21, 2008, at the annual meeting of stockholders of Citizens Community Bancorp, Inc. (the “Company”), the Company’s stockholders approved the Company’s 2008 Equity Incentive Plan (“Plan”).  A description of the Plan is set forth under “Proposal II – Approval of Citizens Community Bancorp, Inc. 2008 Equity Incentive Plan” in the proxy statement filed with the Securities and Exchange Commission on January 23, 2008, and a copy of the Plan is attached to the proxy statement as Appendix A.  That description and the Plan are incorporated herein by reference.

         Copies of the forms of agreements related to grants under the Plan are attached hereto as Exhibits 99.1, 99.2 and 99.3 and incorporated herein by reference. To date, no grants have been made under the Plan.

Item 9.01  Financial Statements and Exhibits

         d)      The following exhibits are filed as part of this report.

                  Exhibit 99.1   Forms of incentive and non-qualified stock option award agreements

                  Exhibit 99.2   Form of stock appreciation right award agreement

                  Exhibit 99.3   Forms of restricted stock and restricted stock unit award agreements

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS COMMUNITY BANCORP, INC.

Date: July 7, 2008	By: /s/ James G. Cooley James G. Cooley Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Forms of incentive and non-qualified stock option award agreements

99.2	Form of stock appreciation right award agreement

99.3	Forms of restricted stock and restricted stock unit award agreements

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